UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2019

BARNES & NOBLE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountain View Blvd., Basking Ridge, NJ		07920
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 991-2665

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07     Submission of Matters to a Vote of Security Holders.
The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Barnes & Noble Education, Inc. (the "Company") was held on September 25, 2019. At the Annual Meeting, 44,863,898 shares of Common Stock were represented in person or by proxy out of the 47,607,394 shares of Common Stock outstanding and entitled to vote as of July 29, 2019, the record date for the Annual Meeting. The voting results for each of the proposals submitted to a vote of the stockholders of the Company at the Annual Meeting are set forth below.

1.	Election of Directors. The Company’s stockholders elected the Board’s nominees as Directors of the Company by the following vote:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Emily C. Chiu	38,450,397	166,505	83,389	6,163,607
Daniel A. DeMatteo	38,513,958	177,858	8,475	6,163,607
David G. Golden	38,049,358	565,465	85,468	6,163,607
Michael P. Huseby	38,433,079	181,900	85,312	6,163,607
John R. Ryan	38,037,586	576,733	85,972	6,163,607
Jerry Sue Thornton	38,431,971	183,043	85,277	6,163,607
David A. Wilson	38,437,095	177,387	85,809	6,163,607

2.
Advisory (non-binding) Vote on Executive Compensation. The Company’s stockholders approved, on an advisory basis, compensation of the Company’s named executive officers by an affirmative vote of a majority of the votes cast on the proposal. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,519,122	3,938,950	3,242,219	6,163,607

3.
Ratification of the Appointment of Ernst & Young LLP as the Independent Registered Public Accountants of the Company for the Fiscal Year Ending May 2, 2020. The Company’s stockholders approved the proposal by an affirmative vote of a majority of the votes cast on the proposal. The results of voting on the proposal are set forth below:

Votes For	Votes Against	Abstentions
44,275,542	542,341	46,015

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: September 25, 2019
BARNES & NOBLE EDUCATION, INC.

By:     /s/ Michael C. Miller
Name:     Michael C. Miller

Title:	EVP, Corporate Strategy, General Counsel, and Corporate Secretary